EX-99.906


                          Rule 30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The China-U.S. Growth Fund, do hereby certify, to such officer's knowledge, that:

     (1) The semi-annual report on Form N-CSR of the Registrant for the period ended April 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The China-U.S. Growth Fund.

Dated: June 18, 2007

/s/Dan C. Chung

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Dan C. Chung
President
The China-U.S. Growth Fund

Dated: June 18, 2007

/s/ Michael D. Martins

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Michael D. Martins
Treasurer
The China-U.S. Growth Fund

Dated: June 18, 2007

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.